                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549






                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




               Date of Report (Date of earliest event reported):
                                August 18, 1995



                 THE MAY DEPARTMENT STORES COMPANY
            (Exact name of Registrant as specified in its charter)

   New York                   I-79               43-0398035
(State or other                (Commission            (IRS Employer
jurisdiction of                File Number)           Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri                        63101
(Address of principal executive offices)                    (Zip code)



              Registrant's telephone number, including area code:
                                 (314) 342-6300

Item 5.   Other Events.

      On August 18, 1995, Registrant completed the sale of $125,000,000 principal amount of its 7.15% Notes due 2004 (the "Notes"), $125,000,000 principal amount of its 7.625% Debentures due 2013 (the "7.625 Debentures") and $150,000,000 principal amount of its 8.125% Debentures due 2035 (the "8.125% Debentures" and together with the Notes and the 7.625% Debentures, hereinafter collectively called the "Securities"). The Registrant intends to use the net proceeds from the sale of the Securities for the acquisition of certain assets of John Wanamaker and Woodward & Lothrop and for capital expenditures, working capital needs and other general corporate purposes.

     The Securities were issued under the terms of an Indenture, dated as of January 15, 1991, between the Registrant and The
First National Bank of Chicago, as Trustee.



Item 7.   Financial Statements and Exhibits.

(c)   Exhibits.  The following documents are filed as Exhibits.

                                                              Sequential
                                                              Numbering
                                                              System
Exhibit No.       Exhibit                                     Page Number

      1           Underwriting Agreement, dated                  5
                  August 15, 1995, among the Registrant,
                  Morgan Stanley & Co. Incorporated and
                  Merrill Lynch & Co., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated

      2           Specimen of 7.15% Note due 2004                19

      3           Specimen of 7.625% Debentures due              24
                  August 15, 2013

      4           Specimen of 8.125% Debenture due               29
                  August 15, 2035

                                   SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE MAY DEPARTMENT STORES COMPANY



Dated:  August 21, 1995        By:    /s/  Richard A. Brickson
                                         Richard A. Brickson
                                         Secretary and Senior Counsel

                               INDEX TO EXHIBITS



                                                              Sequential
                                                              Numbering
                                                              System
Exhibit No.       Exhibit                                     Page Number

      1           Underwriting Agreement, dated                  5
                  August 15, 1995, among the Registrant,
                  Morgan Stanley & Co. Incorporated and
                  Merrill Lynch & Co., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated

      2           Specimen of 7.15% Note due 2004                19

      3           Specimen of 7.625% Debentures due              24
                  August 15, 2013

      4           Specimen of 8.125% Debenture due               29
                  August 15, 2035